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                                                                   Exhibit 99.1

                                             COMPANY CONTACT:
NOVEMBER 8, 2001                             CHESTER J. POPKOWSKI (CHET)
                                             VICE PRESIDENT, TREASURER
                                             (404) 853-1405
                                             WEB SITE: WWW.NATIONALSERVICE.COM


                                       NSI

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                      BOARD OF DIRECTORS APPROVES SPIN-OFF
                 OF LIGHTING EQUIPMENT AND CHEMICALS BUSINESSES

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                  NAMES VERNON NAGEL AS CFO OF SPIN-OFF COMPANY

                                      ----

         ATLANTA, GA -- THE BOARD OF DIRECTORS OF NATIONAL SERVICE INDUSTRIES, INC. (NYSE: NSI) YESTERDAY FORMALLY APPROVED THE SPIN-OFF OF THE COMPANY'S LIGHTING EQUIPMENT AND CHEMICALS BUSINESSES INTO A SEPARATELY TRADED COMPANY. THE SPIN-OFF COMPANY IS CURRENTLY CALLED L & C SPINCO, INC. BUT WILL BE OFFICIALLY RENAMED SOON. THE POST-SPIN NSI WILL CONSIST OF NSI'S REMAINING TEXTILE RENTAL AND ENVELOPE BUSINESSES.

         SUBJECT TO SATISFACTION OF CERTAIN CONDITIONS DESCRIBED BELOW, THE SPIN-OFF WILL BE ACCOMPLISHED THROUGH A SPECIAL DIVIDEND OF L & C SPINCO COMMON STOCK TO BE DISTRIBUTED ON NOVEMBER 30, 2001 TO NSI STOCKHOLDERS OF RECORD AS OF NOVEMBER 16, 2001. NSI STOCKHOLDERS WILL RECEIVE ONE SHARE OF L & C SPINCO COMMON STOCK FOR EVERY SHARE OF NSI COMMON STOCK HELD. THE DISTRIBUTION OF L & C SPINCO COMMON STOCK SHOULD BE TAX-FREE TO NSI AND ITS STOCKHOLDERS. AN INFORMATION STATEMENT DESCRIBING L & C SPINCO AND THE DISTRIBUTION WILL BE MAILED TO NSI'S STOCKHOLDERS BEGINNING ON NOVEMBER 16, 2001. PAYMENT OF THE DIVIDEND IS SUBJECT TO FINAL CLEARANCE FROM THE SECURITIES AND EXCHANGE COMMISSION AND THE NEW YORK STOCK EXCHANGE AND RECEIPT OF CUSTOMARY SOLVENCY AND TAX OPINIONS.

         FOLLOWING THE DISTRIBUTION, NSI WILL CONTINUE TO TRADE ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL "NSI." L & C SPINCO WILL ALSO BE LISTED ON THE NEW YORK STOCK EXCHANGE. THERE IS NOT CURRENTLY A TRADING MARKET FOR L & C SPINCO COMMON STOCK. A "WHEN ISSUED" TRADING MARKET IS EXPECTED TO DEVELOP FOR THE L & C SPINCO COMMON STOCK ON THE NEW YORK STOCK EXCHANGE BEGINNING ON OR ABOUT NOVEMBER 14, 2001, REFLECTING A POST-SPIN-OFF VALUE FOR L & C SPINCO COMMON STOCK. THE "WHEN ISSUED" TRADING MARKET WILL LAST THROUGH THE DATE OF THE DISTRIBUTION. BOTH


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COMPANIES ARE EXPECTED TO BEGIN TRADING AS SEPARATE ISSUES ON DECEMBER 3, 2001.
PRIOR TO EXECUTING A STOCK TRADE DURING THE "WHEN ISSUED" TRADING PERIOD, STOCKHOLDERS SHOULD CHECK WITH THEIR STOCKBROKERS, BANKS, OR OTHER NOMINEES FOR DETAILS REGARDING THE "WHEN ISSUED" TRADING MARKET FOR THE L & C SPINCO COMMON STOCK AND THE IMPACT OF THE DISTRIBUTION ON THE TRADING OF NSI'S COMMON STOCK.

         JAMES S. BALLOUN, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF NSI, SAID, "WE ARE CONFIDENT THAT THIS TRANSACTION WILL PROVIDE THE TWO SEPARATED COMPANIES BOTH THE CAPITAL STRUCTURE AND THE MANAGEMENT FOCUS REQUIRED FOR LONG-TERM GROWTH AND SUCCESS, WHICH WILL OFFER COMPELLING VALUE TO THE MARKET AND ENHANCED OPPORTUNITIES FOR EMPLOYEES OF BOTH COMPANIES."

         AS PREVIOUSLY ANNOUNCED, BALLOUN WILL SERVE AS CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF L & C SPINCO UPON COMPLETION OF THE SPIN-OFF. BROCK A. HATTOX WILL SERVE AS CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE POST-SPIN NSI.

         THE COMPANY ALSO ANNOUNCED YESTERDAY THAT VERNON J. NAGEL HAS BEEN NAMED CHIEF FINANCIAL OFFICER OF L & C SPINCO AND WILL ASSUME THE POSITION FOLLOWING COMPLETION OF THE SPIN-OFF. FOR THE PAST TWO YEARS, NAGEL SERVED WITH JEPSON ASSOCIATES, INC., A PRIVATE INVESTMENT COMPANY, WHERE HE WAS RESPONSIBLE FOR MERGER AND ACQUISITION ACTIVITY RELATED TO SPECIALIZED MANUFACTURING COMPANIES. FROM 1993 TO 1999, NAGEL WAS EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND TREASURER OF KUHLMAN CORPORATION, WHICH WAS A NYSE-LISTED DIVERSIFIED INDUSTRIAL MANUFACTURING COMPANY THAT PRODUCED PROPRIETARY PRODUCTS FOR COMMERCIAL AND INDUSTRIAL APPLICATIONS. PRIOR TO THAT, NAGEL WAS VICE PRESIDENT OF FINANCE, CHIEF FINANCIAL OFFICER, TREASURER, AND SECRETARY OF STERICYCLE, INC., A LEADING PROVIDER OF MEDICAL WASTE MANAGEMENT AND RELATED SERVICES TO THE HEALTHCARE INDUSTRY.

         "VERN NAGEL BRINGS MORE THAN 20 YEARS OF SUCCESSFUL FINANCIAL MANAGEMENT EXPERIENCE TO THE TABLE, HAVING SERVED IN SENIOR FINANCIAL POSITIONS AT VARIOUS COMPANIES," SAID BALLOUN. "FOLLOWING THE SPIN-OFF, L & C SPINCO WILL LEVERAGE VERN'S EXPERTISE AS WE MOVE FORWARD WITH OUR PLANS TO IMPROVE OPERATING PERFORMANCE IN ORDER TO POSITION OURSELVES FOR FUTURE GROWTH."

         NAGEL SAID, "I AM EXCITED ABOUT THE FUTURE POTENTIAL OF THE LIGHTING AND CHEMICALS BUSINESSES. I LOOK FORWARD TO WORKING WITH THE OTHER

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MEMBERS OF MANAGEMENT TO HELP THE COMPANY ACHIEVE ITS BUSINESS GOALS AND TO
BUILD GREATER SHAREHOLDER VALUE."

                                      * * *

         CERTAIN INFORMATION CONTAINED IN THIS PRESS RELEASE CONSTITUTES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE INHERENTLY UNCERTAIN AND INVOLVE RISKS. CONSEQUENTLY, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. STATEMENTS MADE HEREIN THAT MAY BE CONSIDERED FORWARD LOOKING INCLUDE STATEMENTS CONCERNING: (A) THE TAX-FREE NATURE OF THE DISTRIBUTION OF L & C SPINCO COMMON STOCK TO NSI AND ITS STOCKHOLDERS; (B) ANTICIPATED LISTINGS ON THE NEW YORK STOCK EXCHANGE FOR EACH OF THE TWO INDEPENDENT COMPANIES; (C) THE EXPECTED DATE THE SHARES OF EACH COMPANY WILL TRADE AS SEPARATE ISSUES; (D) THE IMPACT OF THIS TRANSACTION ON EACH COMPANY'S CAPITAL STRUCTURE AND MANAGEMENT FOCUS; (E) THE PERCEIVED VALUE TO THE MARKET OF THE TWO SEPARATE COMPANIES; (F) ENHANCED OPPORTUNITIES FOR EMPLOYEES OF BOTH COMPANIES; (G) THE TIMING AND DEVELOPMENT OF A "WHEN ISSUED" TRADING MARKET FOR L & C SPINCO COMMON STOCK; AND (H) THE TIMING OF THE MAILING OF THE INFORMATION STATEMENT TO NSI STOCKHOLDERS. A VARIETY OF RISKS AND UNCERTAINTIES COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS OR OTHER EXPECTATIONS EXPRESSED IN THE COMPANY'S FORWARD-LOOKING STATEMENTS. THE RISKS AND UNCERTAINTIES INCLUDE WITHOUT LIMITATION THE FOLLOWING: (A) UNDERLYING ASSUMPTIONS OR EXPECTATIONS RELATED TO THE SPIN-OFF TRANSACTION PROVING TO BE INACCURATE OR UNREALIZED; (B) THE TIMING OF THE SECURITIES AND EXCHANGE COMMISSION'S REVIEW OF THE COMPANY'S REGISTRATION STATEMENT ON FORM 10; (C) THE UNCERTAINTY OF GENERAL BUSINESS AND ECONOMIC CONDITIONS, INCLUDING THE POTENTIAL FOR A MORE SEVERE SLOWDOWN IN NON-RESIDENTIAL CONSTRUCTION AWARDS, INTEREST RATE CHANGES, AND FLUCTUATIONS IN COMMODITY AND RAW MATERIAL PRICES; (D) UNEXPECTED DEVELOPMENTS AND OUTCOMES IN THE COMPANY'S LEGAL AND ENVIRONMENTAL PROCEEDINGS; AND (E) THE COMPANY'S ABILITY TO REALIZE THE ANTICIPATED BENEFITS OF STRATEGIC INITIATIVES RELATED TO INCREASED PRODUCTIVITY, NEW PRODUCT DEVELOPMENT, TECHNOLOGICAL ADVANCES, COST SYNERGIES, SOURCING, DECREASES IN NET WORKING CAPITAL, AND THE ACHIEVEMENT OF SALES GROWTH. ADDITIONAL FACTORS RELATED TO THESE AND OTHER EXPECTATIONS ARE AND WILL BE DETAILED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE REGISTRATION STATEMENT ON FORM 10, AS AMENDED, FILED BY L & C SPINCO,


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NSI'S FORM 10-Q FOR THE THIRD QUARTER OF FISCAL YEAR 2001, AND NSI'S FORM 10-K
TO BE FILED FOR FISCAL YEAR 2001.

                                      * * *

         NATIONAL SERVICE INDUSTRIES, INC., WITH FISCAL YEAR 2001 SALES OF $2.6 BILLION, HAS FOUR BUSINESS SEGMENTS -- LIGHTING EQUIPMENT, CHEMICALS, TEXTILE RENTAL, AND ENVELOPES.



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